UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: August 31,1998


                          PURSUIT VENTURE CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                    33-38214-D                62-1458678
           --------                    ----------                ----------
(State or Other Jurisdiction of    Commission File No.        (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                                1621 Altivo Way
                         Los Angeles, California 90026
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (818) 980-0929

                         ------------------------------

       Registrant's Name or former address, if changed since last Report:


         This Report contains twenty-seven sequentially numbered pages.

ITEM 1.

Plan of Merger

     On August 21, 1998 the Registrant, Pursuit Venture Corporation, a Delaware corporation, (the "Parent") entered into a Merger Agreement with its wholly owned subsidiary, Pursuit Venture Corporation, a Colorado corporation (the "Subsidiary"). The Subsidiary Corporation was the surviving entity of the Merger. The purpose of the Merger was to effectuate a change of domicile of the Parent Corporation from Delaware to Colorado.

     A copy of the following documents are appended to this filing:

        Exhibit 17. Articles of Incorporation of Pursuit Venture Corporation,  a
                    Colorado corporation and amendments thereto.

        Exhibit 18. Plan  and  Agreement  of  Merger  between   Pursuit  Venture
                    Corporation, a Delaware corporation and Pursuit Venture Corporation, a Colorado corporation.

        Exhibit 19. By-laws of   Pursuit   Venture   Corporation,  a  Colorado
                    corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             PURSUIT VENTURE CORPORATION



                                             /s/ Patrick C. Brooks
                                             -----------------------------------
                                             Patrick C. Brooks
                                             Director, President and Secretary

Date:  August 31, 1998

                                    EXHIBITS


Exhibit 17. Articles of Incorporation of Pursuit Venture Corporation, a Colorado corporation and amendments thereto.

Exhibit 18.    Plan of Merger between  Pursuit Venture  Corporation,  a Delaware
               corporation   and  Pursuit   Venture   Corporation,   a  Colorado
               corporation.

Exhibit 19.    By-laws of Pursuit Venture Corporation, a Colorado corporation.